PREPAID EXPENSES	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
PREPAID EXPENSES

5.	PREPAID EXPENSES

As of March 31, 2026 and December 31, 2025, the Company had prepaid expenses of $270,958 and $355,467, respectively. These balances primarily consisted of prepaid federal and state income taxes and other routine prepaid operating expenses.

5.	PREPAID EXPENSES

As of December 31, 2025 and 2024, the Company had prepaid expenses of $354,878 and $100,912, respectively. These balances primarily consisted of prepaid federal and state income taxes and other routine prepaid operating expenses. The increase in prepaid expenses as of December 31, 2025 compared to the prior year was primarily attributable to higher prepaid tax balances and timing of payments for operating expenses.